Exhibit 10.62

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

November 15, 2018

AMENDMENT N°1 to the COMMERCIAL SUPPLY AGREEMENT Entered into force on January 1st, 2014

BETWEEN

VIVUS, Inc., company incorporated in the State of Delaware and having its registered office at 900 E. Hamilton Avenue, Suite 550, CAMPBELL, CA 95008, USA represented by John L. SLEBIR, SVP, General Counsel, duly authorized to represent the company hereunder.

Hereinafter referred to as the “VIVUS”

AND

SANOFI CHIMIE, Société anonyme, a company organized and existing under the laws of France, registered in the Company and Trade Register of Creteil under the number 428 706 204, having its registered office at 82 avenue Raspail, 94250 Gentilly, France, represented by Philippe CLAVEL, Head of SAIS, duly authorised to represent the company hereunder,

Acting for itself and on behalf of its Affiliates,

Hereinafter collectively referred to as the “SANOFI CHIMIE”

VIVUS and SANOFI CHIMIE are hereinafter individually or collectively referred to as “Party” or “Parties”.

WITNESSETH:

The Parties entered into a Commercial Supply Agreement relative to the active ingredient PDE5 inhibitor Avanafil (the “API”) effective as of January 1st, 2014, whereby SANOFI CHIMIE undertakes to Manufacture and supply the API to VIVUS and VIVUS undertakes to purchase the API from SANOFI CHIMIE (the “Agreement”).

The Parties have now agreed on new terms and conditions of the Agreement and therefore agree to amend the Agreement under the following terms and conditions of this amendment n°1 (the “Amendment”), with the effective date being the date this Amendment is fully executed by both the Parties hereto. Except as set forth in this Amendment, all other provisions of the Agreement remain valid and unchanged.

This Amendment is an integral part of the Agreement.

November 15, 2018

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

PARAGRAPH 1 — “MANUFACTURING AND SUPPLY OF API”

The Parties agree to replace Section 5.3.1 in its entirety by the following section:

“5.3.1

(a)    Until December 31st, 2018, SANOFI CHIMIE undertakes to supply, and VIVUS undertakes to purchase and be delivered:

(i)       exclusively from SANOFI CHIMIE its total needs of API for the manufacture of VIVUS’ Product to be commercialized in the Exclusive Territory; and

(ii)       each Calendar Year, *** of VIVUS’s global annual demand of API needed for the manufacture of VIVUS’ Product to be commercialized in the Semi-Exclusive Territory (for purposes of this Section 5.3.10, the purchase of *** of VIVUS’s global annual demand during a particular Calendar Year shall be calculated based on *** for API for the manufacture of VIVUS’ Product to be commercialized in the Semi-Exclusive Territory, in each case submitted as of *** and requesting delivery of API no later than ***); and

(iii)      minimum yearly quantities of API through the term of the Agreement, *** as follows:

***;

*** are collectively referred to herein as the “Part A Minimum Yearly Quantities”.

The Parties recognize that for the ***, VIVUS shall use its Commercially Reasonable Efforts to meet its obligations *** considering the *** of *** already ***, but in no event shall VIVUS *** in *** and *** in ***.

(b)    As of January 1st, 2019, SANOFI CHIMIE undertakes to supply, and VIVUS undertakes to purchase and be delivered:

(i)        exclusively from SANOFI CHIMIE its total needs of API for the manufacture of VIVUS’ Product to be commercialized in the VIVUS Territory

(ii)       minimum yearly quantities of API, *** as follows:

***.

*** are collectively referred to herein as the “Minimum Yearly Quantities”.

 *** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

November 15, 2018

(c)    It is further agreed:

(i)        that any Part B Minimum Yearly Quantities amount may be increased upon *** of delivery for ***; and for increased amounts above the Minimum Yearly Quantities that are greater than ***, higher amount on a good faith basis *** of the delivery is required of the minimum volume as outlined above.;

(ii)       that for the delivery of ***, the Parties agree that *** or some part of that *** can be delivered at the end of ***, additionally the *** that was not delivered as part of ***, for the quantity to be delivered ***, for a total of ***, will be included in *** delivery.

(iii)     The Parties further agree to meet and discuss in good faith the timing of any future delivery of the volumes in the later years as mentioned above with the intent to have some flexibility on delivery timing. The total minimum yearly volume will remain the same in aggregate, even if delivered at a different time.

The Parties expressly agree that, as of January 1, 2019, Section 5.3.2 is amended so that to remove any obligation related to Semi Exclusive Territory.

PARAGRAPH 2 - “PRICES AND PAYMENT”

The Parties agree that section 8.1 of the Agreement shall be amended to include the following provision:

“As from January 1st, 2019, the price payable to SANOFI CHIMIE by VIVUS for the performance of the Services shall be as follows:

***.

Such price is for delivery of the API *** (at the site of tablet manufacture) in Europe, with the exception of *** for shipments outside of France.”

The Parties agree to amend the Agreement by inserting the following provisions at the end of Section 8.4:

“For further clarification of this Section 8.4, it is agreed and acknowledged that the price adjustment will consist of the difference between *** and the increase in COG’s resulting from the cost increase of raw materials seen that is above ***. As an example; if the increase in the cost of goods resulting from the raw materials increase is ***, the total increase applied will be *** (if the amount of ***), then the total increase applied would equal ***.

It is also agreed that if there is a catastrophic increase in the cost of raw materials of a particular component or starting material, and the result is an increase of above *** in a calendar year, not including the increase for labor costs, that the Parties agree to meet within *** to discuss a possible plan of action to evaluate options for reducing the costs of said raw materials. Regardless of the outcome, this shall not relieve VIVUS’ Minimum Yearly Quantities obligation for the next delivery. In the event that in 2 consecutive years the increase in raw materials results in an increase in cost of goods between *** across such 2 year period, minus the labor costs, the Parties will meet within ***

 *** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

November 15, 2018

to discuss in good faith a plan to reduce such cost and engage in a discussion on potential options and consider possible adjustments of the Part B Minimum Yearly Quantity if warranted.

PARAGRAPH 3 — “TERM AND TERMINATION”

Pursuant to Section 9.1 of the Agreement, the Agreement expires upon December 31st, 2018. The Parties hereby expressly agree to extend the term of the Agreement for five (5) years.

Therefore, Section 9.1 shall be replaced in its entirety by the following section:

“This Agreement shall become effective as of January 1, 2014 and unless terminated as provided herein, shall remain in full force and effect until December 31st, 2023 (the “Initial Term).

Either Party shall be entitled to terminate the Agreement subject to ***-prior notice sent to the other Party, it being specified, however, that the *** prior notice cannot be effective before December 31, 2021. Thereafter, the Agreement shall be automatically renewed for successive one (1) year terms, unless either Party provides notice of their desire to not renew for a subsequent one (1) year term at least *** in advance of the end of the then current term.

Upon termination of the Agreement pursuant to this section 9.1, VIVUS shall purchase from SANOFI CHIMIE at the prices paid by SANOFI CHIMIE ***, all stocks of raw material or starting materials procured by SANOFI CHIMIE that are reasonable and necessary for the Manufacture of the API(s) in compliance with the greater of (i) the rolling forecasts or (ii) the last purchase order of the APIs (the Required Materials). SANOFI CHIMIE will *** to cancel any undelivered purchase orders of Required Materials and/or assist VIVUS in identifying potential purchasers of such Required Materials. If these purchase orders cannot be cancelled, these Required Materials will be considered as SANOFI CHIMIE stock, and obligation to purchase these Required Materials will still be responsibility of VIVUS. Upon request, SANOFI CHIMIE can destroy these Required Materials with responsibility of the cost of destruction being paid by VIVUS.”

PARAGRAPH 4 — “ASSIGNMENT / SUBCONTRACT”

The Parties agree to replace Article 15 of the Agreement in its entirety by the following:

“Neither Party may subcontract, assign, extend or transfer any of its rights and obligations under this Agreement without the express and prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; except that:

(i)        VIVUS may transfer or assign its rights and obligations under this Agreement, in whole or in part, to its Affiliates, or in whole to a single Commercialization Partner in connection with a sale, sublicense, transfer or assignment of (a) rights relating to the manufacture of the VIVUS’ Product, (b) all or substantially all of its assets or (c) the business relating to the VIVUS’ Product; and

(ii)       SANOFI CHIMIE may transfer or assign its rights and obligations under this Agreement (a) to its Affiliates; or (b) in connection with a sale, sublicense, transfer or assignment of all or substantially all of the assets or rights relating to the manufacture of the API.

 *** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

November 15, 2018

No assignment or transfer of this Agreement or of any rights hereunder shall relieve the assigning Party of any of its obligations and liability hereunder, unless the assignee undertakes in writing to, and can reasonably, assume such obligations and liabilities.

This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.”

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed on the dates indicated herein below.

Made in two (2) original copies.

SANOFI CHIMIE		VIVUS Inc.

Date:	/s/ Philippe Clavel	Date:	/s/ John L. Slebir
Name:	Philippe CLAVEL	Name:	John L. Slebir
Title:	Head of SAIS	Title:	SVP, General Counsel
Date:	16/11/2018	Date:	07 Dec. 2018

 *** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.